                                                                   EXHIBIT 99.24


                            BOND PURCHASE AGREEMENT

                                     AMONG

                                 XXXXXXXXXX,
             in its individual capacity and as Owner Participant

                                 XXXXXXXXXX,
                              as Owner Trustee and
                         not in its individual capacity

                                      AND

                         THE PURCHASER SIGNATORY HERETO

                         Dated as of December 28, 1992

                   $100,505,000 Collateralized Lease Revenue Bonds

                              TABLE OF CONTENTS

                        (Not a Part of this Agreement)
                                                             Page
                                                             ----

SECTION  1.      COMMITMENT . . . . . . . . . . . . . . . .    2
         1.1.    Commitment; Closing Date . . . . . . . . .    2
         1.2.    Other Bond Purchase Agreements . . . . . .    2

SECTION  2.      REPRESENTATIONS  . . . . . . . . . . . . .    2
         2.1.    Representations and Warranties of the
                 Owner Trustee  . . . . . . . . . . . . . .    2
         2.2.    Representations and Warranties of the
                 Owner Participant  . . . . . . . . . . . .    3
         2.3.    Representations and Warranties of the
                 Purchaser  . . . . . . . . . . . . . . . .    5

SECTION  3.      CLOSING CONDITIONS . . . . . . . . . . . .    6
         3.1.    Owner Participant's Closing Certificate  .    6
         3.2.    Owner Trustee's Closing Certificate  . . .    6
         3.3.    Indenture Trustee's Closing Certificate  .    6
         3.4.    Legal Opinions . . . . . . . . . . . . . .    6
         3.5.    Related Transactions . . . . . . . . . . .    7
         3.6.    Title  . . . . . . . . . . . . . . . . . .    7
         3.7.    Filing of Mortgages and Financing
                 Statements . . . . . . . . . . . . . . . .    7
         3.8.    Title Insurance  . . . . . . . . . . . . .    7
         3.9.    A.L.T.A. Survey  . . . . . . . . . . . . .    8
         3.10.   Insurance  . . . . . . . . . . . . . . . .    8
         3.11.   Appraisal of Facilities  . . . . . . . . .    8
         3.12.   Phase I Environmental Audit Report . . . .    8
         3.13.   Government Licenses  . . . . . . . . . . .    9
         3.14.   Legal Compliance . . . . . . . . . . . . .    9
         3.15.   Condition of Facilities  . . . . . . . . .    9
         3.16.   Architects Certificate . . . . . . . . . .    9
         3.17.   Tax Lot Consistent with Mortgages  . . . .    9
         3.18.   Certificate Evidencing Cost of
                 Construction . . . . . . . . . . . . . . .    9
         3.19.   Ratings  . . . . . . . . . . . . . . . . .   10
         3.20.   Private Placement Number Application . . .   10
         3.21.   Legality . . . . . . . . . . . . . . . . .   10
         3.22.   No Default or Event of Default . . . . . .   10
         3.23.   Satisfactory Proceedings . . . . . . . . .   10
         3.24.   Costs and Expenses . . . . . . . . . . . .   10
         3.25.   Authentication Requests  . . . . . . . . .   11
         3.26.   Representations and Warranties in Company
                 Financing Documents, etc.  . . . . . . . .   11
         3.27.   Sale of Bonds to Each Purchaser  . . . . .   11

SECTION  4.      COVENANTS  . . . . . . . . . . . . . . . .   12
         4.1.    Covenants of the Owner Participant . . . .   12
         4.2.    Covenants of the Owner Trustee . . . . . .   14


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                                                             Page
                                                             ----
SECTION  5.      EVENTS OF DEFAULT AND REMEDIES
                     THEREFOR . . . . . . . . . . . . . . .   14
         5.1.    Notice to Holders  . . . . . . . . . . . .   14
         5.2.    Remedies . . . . . . . . . . . . . . . . .   15

SECTION  6.      AMENDMENTS, WAIVERS AND CONSENTS . . . . .   15
         6.1.    Consent Required . . . . . . . . . . . . .   15
         6.2.    Solicitation of Holders  . . . . . . . . .   15
         6.3.    Effect of Amendment or Waiver  . . . . . .   16

SECTION  7.      INTERPRETATION OF AGREEMENT; DEFINITIONS .   16

SECTION  8.      MISCELLANEOUS  . . . . . . . . . . . . . .   19
         8.1.    Registered Bonds . . . . . . . . . . . . .   19
         8.2.    Exchange of Bonds  . . . . . . . . . . . .   19
         8.3.    Loss, Theft, etc. of Bonds . . . . . . . .   19
         8.4.    Direct Payments  . . . . . . . . . . . . .   19
         8.5.    Expenses, Deed Tax, Transfer Tax,
                 Mortgage Recording Tax and Stamp Tax
                 Indemnity  . . . . . . . . . . . . . . . .   19
         8.6.    Powers and Rights Not Waived; Remedies
                 Cumulative . . . . . . . . . . . . . . . .   21
         8.7.    Notices  . . . . . . . . . . . . . . . . .   21
         8.8.    Successors and Assigns . . . . . . . . . .   21
         8.9.    Survival of Covenants and
                 Representations  . . . . . . . . . . . . .   22
         8.10.   Severability . . . . . . . . . . . . . . .   22
         8.11.   Governing Law  . . . . . . . . . . . . . .   22
         8.12.   Submission to Jurisdiction . . . . . . . .   22
         8.13.   Captions . . . . . . . . . . . . . . . . .   23
         8.14.   Counterparts . . . . . . . . . . . . . . .   23

Schedule I       Schedule of Other Purchaser's Investments

Exhibit A        Certificate of Owner Participant

Exhibit B        Certificate of Owner Trustee

Exhibit C        Certificate of Indenture Trustee

Exhibit D        Individual Title Insurance Policies


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                            BOND PURCHASE AGREEMENT

                Bond Purchase Agreement (this "Agreement") dated as of
December 28, 1992 among XXXXXXXXXX, a Delaware limited partnership (the "Owner Participant"), XXXXXXXXXX, as Owner Trustee under the Trust Agreement referred to below (the "Owner Trustee"), and the Purchaser signatory hereto (the "Purchaser"). Except as otherwise provided herein, all references to Owner Trustee shall refer to Owner Trustee acting in its capacity as such on behalf of the trust (the "Trust") created pursuant to the Trust Agreement (as defined herein).

               WHEREAS, the Owner Trustee has authorized the issuance and sale of $11,067,000.00 aggregate principal amount of 6.25% Collateralized Lease Revenue Bonds due December 15, 1998 ("Series 1998 Bonds"), $27,190,000.00 aggregate principal amount of 7.50% Collateralized Lease Revenue Bonds due December 15, 2007 ("Series 2007 Bonds"), $19,206,000.00 aggregate principal amount of 8.00% Collateralized Lease Revenue Bonds due December 15, 2011 ("Series 2011 Bonds"), and $42,972,000.00 aggregate principal amount of its 8.40% Collateralized Lease Revenue Bonds due December 15, 2017 ("Series 2017 Bonds" and together with the Series 1998 Bonds, Series 2007 Bonds and Series 2011 Bonds, collectively, the "Bonds"), each to be dated the date of issue, pursuant to the Indenture (the "Indenture") dated as of December 28, 1992
between the Owner Trustee and   XXXXXXXXXX as trustee (the "Indenture
Trustee"). The term "Bonds" as used herein shall include each Bond delivered pursuant to this Agreement, and each Bond issued in exchange or replacement therefor but shall not include any Subordinate Bonds. Certain capitalized terms used herein shall have the meanings set forth in Section 7. All capitalized terms not defined herein shall have the same meaning given in the Indenture.

              NOW, THEREFORE, the parties hereto agree as follows:


                                      1


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     SECTION 1. COMMITMENT.

          1.1 COMMITMENT; CLOSING DATE. Subject to the terms and conditions hereof, the Owner Trustee shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Owner Trustee, the aggregate principal amount of such Series of Bonds set forth beneath such Purchaser's name on the signature pages hereof at the purchase price set forth beneath the Purchaser's name on the signature pages hereof (the "Purchase Price"), on the Closing Date (as defined below).

          1.2. OTHER BOND PURCHASE AGREEMENTS. Simultaneously with the execution and delivery of this Agreement, the Owner Trustee and the owner Participant are entering into similar agreements with the purchaser signatory thereto (collectively, the "Other Purchasers") under which each such Other Purchaser agrees to purchase from the Owner Trustee the principal amount of Bonds set forth opposite such Other Purchaser's name in Schedule I hereto, and the Purchaser's obligation hereunder is subject to the execution and delivery of the similar agreements by each such other Purchaser. The obligations of the Purchaser and the Other Purchasers shall be several and not joint and the Purchaser shall not be liable or responsible for the acts of any Other Purchaser.

          Delivery of the Bonds will be made at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064 against payment therefor in the amount of the Purchase Price at 10:00 A.M., New York City time, on December 29, 1992 or such later date as shall be mutually agreed upon by the parties (the "Closing Date"). Payment for the Bonds shall be effected by wire transfer of federal funds to such bank account of the Indenture Trustee as may be specified in writing at least two business days prior to the Closing Date. The Bonds delivered to each Purchaser on the Closing Date will be delivered to such Purchaser in the form of one or more registered Bonds for the full amount of such Purchaser's purchase, registered in the Purchaser's name or in the name of such nominee(s) or assignee(s) as the Purchaser shall have specified in writing.





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

     SECTION 2.     REPRESENTATIONS.

          2.1. REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE.   Each of
the representations and warranties made or to be made by the Owner Trustee in the Indenture and the other Company Financing Documents are hereby incorporated herein as if set forth herein in their entirety on which the Purchaser relies in purchasing the Bonds in accordance with this Agreement.

          2.2 REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT. The Owner Participant hereby makes the following representations and warranties on which the Purchaser relies in purchasing the Bonds in accordance with this
Agreement:

                  (a) The Owner Participant has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently or proposed to be conducted.

                  (b) The Owner Participant has full power and authority to execute and deliver this Agreement and the other Company Financing Documents to which it is a party and to perform its obligations under this Agreement and such other Company Financing Documents; and the execution, delivery and performance by the Owner Participant of the Company Financing Documents to which it is a party are authorized by the Owner Participant's Partnership Agreement or have been duly authorized by the Owner Participant by all necessary partnership action.

                  (c) The Company Financing Documents to which the Owner Participant is a party have been duly executed by, and constitute the legal, valid and binding obligations of, the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                  (d) The Owner Participant is duly qualified to do business in each jurisdiction in which the conduct of its business or the ownership of its properties would require such qualification.





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                  (e)  The Owner Participant was formed pursuant to the
Partnership Agreement for the sole purpose of consummating the transactions contemplated by the Company Financing Documents. The Owner Participant has no Indebtedness and has conducted no business whatsoever since its formation other than business incidental to its organization and to its execution, delivery and performance of the Company Financing Documents. The Owner Participant has entered into no contracts or agreements, arrangements or understandings (whether written or oral) other than the Company Financing Documents, has no liabilities, contingent, fixed, mature, liquidated or otherwise, other than such as may arise in connection with the transactions contemplated by the Company Financing Documents. The Owner Participant has no assets other than contractual rights under the Company Financing Documents, including the Trust Estate. The Partnership Agreement sets forth the capital structure of the Owner Participant and the relative interests of the General Partner and the Limited Partners.

                  (f) No consent, approval or authorization of, or declaration, registration or filing with, or payment to, any governmental body or any non-governmental Person is required to be obtained or made in connection with the execution, delivery and performance by the Owner Participant of the Company Financing Documents or the transactions contemplated thereby, or as a condition to the legality, validity or enforceability of the Owner Participant's obligations under the Company Financing Documents, or the offer, issue, sale or delivery of the Bonds to the Purchaser of the fulfillment of or compliance with the terms and provisions of the Company Financing Documents, except for the recording of the Mortgages, filing of forms UCC-1 and payment of nominal filing fees in the appropriate offices.

                  (g) The Owner Participant is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Owner Participant is not directly or indirectly controlled by an investment company. The Owner Participant is not a "holding company" or a "subsidiary" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (h) The Owner Participant is not in violation of, and is not subject to any liability under, any environmental laws affecting it or the Facilities.





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                  (i)  The Owner Participant is not in violation of (x), to the best of its knowledge, any federal, state, local or foreign law, ordinance or regulation or (y) any order, judgement, injunction, award or decree or any other requirement of any government or regulatory body, court or arbitrator applicable to the business of the Owner Participant or the Facilities.

                  (j) The consummation of the transactions contemplated by the Company Financing Documents and the fulfillment of the terms hereof and thereof as they relate to the Owner Participant, will not violate any material provision of existing law or regulation, order, judgment, decree or contravene any provision of the organizational documents of the Owner Participant and will not conflict with or result in any breach of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Owner Trustee Lien or any Lien upon any property of the Owner Participant pursuant to the provisions of any indenture, mortgage, contract, agreement or other instrument or documentation to which the Owner Participant is a party or by which it or its assets are bound.

                  (k) There are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality in any way relating to the Owner Participant, its General or Limited Partners, or the consummation of the transactions contemplated by the Company Financing Documents.

                  (l) The representations and warranties of the Owner Participant in each of the other Company Financing Documents are true and correct on the date of the execution and delivery of this Agreement and will be true and correct on the Closing Date.

                  (m) No event has occurred and is continuing which is, or after notice of lapse of time or both would become, a default or Event of Default under this Agreement or any Company Financing Document.

          2.3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

               (a) The Purchaser represents that it is acquiring the Bonds for its own account and not with a view to the distribution (as such term is used under Section 2(11) of the Act) thereof; provided that the disposition of the Purchaser's property shall at all times be and remain within its control.

               (b) The Purchaser represents and warrants that no part of the funds used to purchase the Bonds constitute assets allocated to any separate account maintained by it in which any plan (or its related trust) has any interest.

     SECTION 3.  CLOSING CONDITIONS.

          The Purchaser's obligation to purchase the Bonds on the Closing Date shall be subject to the performance by the Owner Participant and the Owner Trustee of their respective agreements hereunder and under the other Company Financing Documents which by the terms hereof or thereof are to be performed at or prior to the time of delivery of the Bonds and to the following further conditions precedent:

          3.1. OWNER PARTICIPANT'S CLOSING CERTIFICATE. Concurrently with the delivery of Bonds to the Purchaser on the Closing Date, the Purchaser shall have received a certificate of the Owner Participant signed by the General Partner of the Owner Participant in substantially the form of Exhibit A.

          3.2. OWNER TRUSTEE'S CLOSING CERTIFICATE. Concurrently with the delivery of the Bonds to the Purchaser on the Closing Date, the Purchaser shall have received a certificate of the Owner Trustee signed by an authorized officer of the Owner Trustee in substantially the form of Exhibit B.

          3.3. INDENTURE TRUSTEE'S CLOSING CERTIFICATE. Concurrently with the delivery of Bonds to the Purchaser on the Closing Date, the Purchaser shall have received a certificate of the Indenture Trustee signed by an authorized officer of the Indenture Trustee in substantially the form of Exhibit C.





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

          3.4. LEGAL OPINIONS. Concurrently with the delivery of Bonds to the Purchaser on the Closing Date, the Purchaser shall have received from Kutak Rock, special counsel to the Owner Participant, Squire, Sanders & Dempsey, special counsel to XXXXXXXXXX, as placement agent, Day Berry & Howard, special counsel to the Owner Trustee, Brown & Wood, special counsel to the Indenture Trustee, Anthony N. Palizzi, Executive Vice President, General Counsel of Kmart Corporation, Burr, Pease & Kurtz, special counsel to the Owner Trustee in Alaska, Kutak Rock, special counsel to the Owner Trustee in California, Cohen and Wolf, P.C., special counsel to the Owner Trustee in Connecticut, Pitney, Hardin, Kipp & Szuch, special counsel to the Owner Trustee in New Jersey, Cohan, Simpson, Cowlishaw, Aranza & Wulff, special counsel to the Owner Trustee in Texas, and Paul, Weiss, Rifkind, Wharton & Garrison, special counsel to the Purchasers, their respective favorable opinions, dated the Closing Date, in form and substance satisfactory to the Purchaser.

          3.5. RELATED TRANSACTIONS. Prior to or concurrently with the issuance and sale of Bonds to the Purchaser on the Closing Date, each party thereto shall have executed and delivered the Indenture, the Mortgages and all other Company Financing Documents in form and substance satisfactory to the Purchaser.

          3.6. TITLE. The Owner Trustee shall have good and marketable, indefeasible, fee simple title to the Facilities, free and clear of all liens and encumbrances except Permitted Encumbrances.

          3.7. FILING OF MORTGAGES AND FINANCING STATEMENTS. The Owner Trustee shall have (i) caused the Mortgages and all required Uniform Commercial Code financing statements and all other documents and instruments requested by the Purchaser to be duly recorded or filed in the manner required by the laws of relevant jurisdictions in which the Facilities are located and (ii) paid, or caused to be paid, all filing fees and recording charges and mortgage taxes incurred in connection therewith, and such recordings and filings shall be satisfactory to the Purchaser and its special counsel.

          3.8. TITLE INSURANCE. The Indenture Trustee shall have received A.L.T.A. Standard Loan Policies of title insurance covering each of the Facilities (or valid, binding unconditional commitments therefor), dated the Closing Date, in the 1970 A.L.T.A. form where available and including mechanics' and materialmen's lien coverage, issued by a title insurance company satisfactory to the Purchaser and with such reinsurance as may be required by the Purchaser. Such policy shall (i) insure (a) the Mortgages described therein as a first lien on the Facility described therein subject to no other liens or encumbrances or restrictions except Permitted Encumbrances, which shall be fully identified thereon, (b) that any restrictions or easements affecting such Facility have not been violated and that a future violation thereof will not result in a forfeiture or reversion of title, and (c) that all streets adjoining such Facility have been completed, dedicated and accepted for public maintenance and use by the appropriate governmental authorities, (ii) be in an aggregate amount of not less than $100,505,000 and in individual amounts per Facility not less than those set forth on Exhibit D [to the extent that insurance coverage are available under State insurance regulation] and (iii) be satisfactory in all other respects to the Purchaser. The Owner Trustee will provide the Purchaser with such endorsements to the title insurance policies as the Purchaser may reasonably request.

          3.9. A.L.T.A. SURVEY. The Purchaser shall have received a copy of a final A.L.T.A. as-built survey of each of the Facilities, certified not more than 20 days before the Closing Date, each such survey to be satisfactory in form and substance to the Purchaser, and to include (i) a metes and bounds description (or an otherwise sufficient legal description) of such Facility,
(ii) all lot and street lines, (iii) a statement of whether such Facility is located in a flood plain or zone as designated by any governmental authority and (iv) the location of improvements, easements and rights of way (identified by reference to the recorded instrument creating the same, if any) and encroachments, if any, prepared and duly certified by the title company, the Indenture Trustee under the Mortgages and the Purchaser as an accurate survey by a surveyor duly licensed in the State in which such Facility is located.

          3.10. INSURANCE. The Purchaser shall have received satisfactory evidence of self insurance by Kmart as contemplated by the Leases and the Indenture.

          3.11. APPRAISAL OF FACILITIES. The Purchaser shall have received an appraisal of each of the Facilities satisfactory to the Purchaser by an appraisal company acceptable to the Purchaser and cost of which shall be paid





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
by the Owner Participant or Kmart indicating an aggregate market value of all Facilities of not less then 106.4% of the aggregate principal amount of the Bonds.

          3.12. PHASE I ENVIRONMENTAL AUDIT REPORT. The Purchaser shall have received, at the Owner Participant's expense, a Phase I environmental audit report on each of the Facilities, by an environmental consulting company acceptable to the Purchaser and such additional information as may be requested with respect thereto, in each case satisfactory in form and substance to the Purchaser.


          3.13. GOVERNMENT LICENSES. The Purchaser shall have received a copy of all certificates, permits and licenses of governmental authorities or inspection organizations as are required or are customarily procured in connection with the construction, use, occupancy and operation of each of the Facilities, and each such certificate, permit and license shall be in full force and effect as of the Closing Date.

          3.14. LEGAL COMPLIANCE. The Purchaser shall have received evidence satisfactory to it that there does not exist any material violation of any law, regulation or order affecting any of the Facilities, including, without limitation, laws, regulations and orders relating to (i) zoning, subdivision and building restrictions and (ii) hazardous waste, asbestos or other environmental conditions.

          3.15. CONDITION OF FACILITIES. On the Closing Date, each of the Facilities shall be (i) undamaged by fire or other causes and (ii) unaffected by any pending or threatened condemnation proceeding.

          3.16. ARCHITECTS CERTIFICATE. The Purchaser shall have received one or more architect's certificates certifying, among other things, that the Improvements have been constructed in a good and workmanlike manner and in compliance with all applicable laws, that all roads, easements, utilities and other services necessary for access to the Improvements and the full utilization of the Improvements have been constructed, entered into or are available.

          3.17. TAX LOT CONSISTENT WITH MORTGAGES. The Purchaser shall have received evidence satisfactory to it that the description of the tax lot or lots covering each of





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

the Facilities does not include any lands or buildings other than those described in the Mortgages.

                 3.18. CERTIFICATE EVIDENCING COST OF CONSTRUCTION. The Purchaser shall have received a certificate in form and substance satisfactory to it evidencing the cost to Kmart of construction of each Facility (including the cost of the Facilities, the cost of constructing the Facilities and the cost of any Improvements thereto).

                 3.19. RATINGS. The Bonds shall have a National Association of Insurance Commissioner's ("NAIC") rating of "1" and the Purchaser shall have received written evidence thereof.

                 3.20. PRIVATE PLACEMENT NUMBER APPLICATION. A private placement number for the Bonds shall have been received from Standard & Poor's Corporation.

                 3.21. LEGALITY. The Bonds shall qualify as a legal investment for the Purchaser under the laws and regulations of the jurisdiction to which the Purchaser is subject and the Purchaser shall have received such information concerning the Owner Participant, Owner Trustee, the Trust, Kmart and the Facilities as the Purchaser shall reasonably request to establish such fact.

                 3.22. NO DEFAULT OF EVENT OF DEFAULT. On the Closing Date, no event shall have theretofore occurred which is, or after notice or lapse of time or both would become, a default or Event of Default under any Company Financing Document.

                 3.23. SATISFACTORY PROCEEDINGS. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary for the consummation thereof, shall be satisfactory in form and substance to the Purchaser and Paul, Weiss, Rifkind, Wharton & Garrison, and the Purchaser shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of such transactions.

                 3.24. COSTS AND EXPENSES. The Owner Participant shall have paid or provided for the payment of all expenses that the Owner Participant is obligated to pay pursuant to Section 8.5. In addition, the Purchaser shall have received reasonable assurance in writing that all other fees and



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

expenses incurred by any other Person in connection with the Owner Trustee's acquisition of the Facilities and the transactions contemplated hereunder shall have been paid on or prior to the Closing Date.

                 3.25. AUTHENTICATION REQUESTS. The Owner Trustee shall have delivered to the Indenture Trustee a request in writing, dated as of the Closing Date, authorizing and requesting the Indenture Trustee to authenticate and, upon further instructions of the Owner Trustee (which may be oral instructions), to deliver the Bonds in the principal amount of $100,505,000.

                 3.26. REPRESENTATIONS AND WARRANTIES IN COMPANY FINANCING DOCUMENTS, ETC.

                          (a)  All representations and warranties of the Owner
Participant, Owner Trustee, Indenture Trustee, Kmart and the Lessees set forth (or incorporated) herein and in any of the other Company Financing Documents shall have been true and correct in all material respects as of the time at which such representations and warranties were made and shall be true and correct in all respects on the Closing Date (except to the extent that such representations and warranties expressly relate to an earlier date) as if such representations and warranties were made on and as of such dates, and all covenants herein and therein of the Owner Participant, Owner Trustee and each other party thereto have been, and on the Closing Date will be, complied with in all respects.

                          (b)  If the Closing Date the Owner Trustee fails to
cause the Indenture Trustee to tender to any purchaser of Bonds to be issued on such date pursuant to the other Bond Purchase Agreements entered into as of the date hereof among the Owner Trustee, the Owner Participant and other purchasers of Bonds or if the conditions specified in this Section 3 have not been fulfilled, the Purchaser may thereupon elect to be relieved of all further obligations under this Agreement and the other Company Financing Documents. Without limiting the foregoing, if the conditions specified in this Section 3 have not been fulfilled, the Purchaser may waive compliance with any such condition to such extent as the Purchaser may, in its sole discretion, determine. Nothing herein shall operate to relieve the Owner Participant or Owner Trustee of any of its obligations hereunder, including without limitation the payment of any expenses pursuant to Section 8.5 or to waive any of the

Purchaser's rights against the Owner Participant or the Owner Trustee.

                 3.27. SALE OF BONDS TO EACH PURCHASER. On the Closing Date each Other Purchaser shall have purchased the principal amount of Bonds set forth opposite such Other Purchaser's name in Schedule I hereto.

         SECTION 4. COVENANTS.

                 4.1. COVENANTS OF THE OWNER PARTICIPANT. The Owner Participant hereby unconditionally covenants and agrees with each of the other parties hereto as follows, on which the Purchaser relies in purchasing the Bonds in accordance with this Agreement:

                          (a)  The Owner Participant shall not directly or
indirectly create, incur, assume or suffer to exist any Owner Trustee Liens attributable to it or any of its Affiliates (excluding for purposes hereof the Owner Trustee in both its fiduciary and trust capacities) on or against any of the Facilities, the Owner Trustee's interest in the Leases, the Mortgages or any other interest in the Facilities, and the Owner Participant agrees that it will, at its own cost and expense (without right to indemnity), take such action as may be necessary to duly discharge and satisfy in full any such Owner Trustee Lien, except for any Owner Trustee Lien attributable to the Lessee that is being contested by the Lessee in good faith and by appropriate proceedings diligently conducted, so long as such proceedings do not (i) involve any danger of the sale, forfeiture or loss of any of the Facilities, (ii) interfere with the use, possession or disposition of any of the Facilities, (iii) interfere with the payment of Annual Rental or Additional Rent under (and as defined in) any of the Leases, or (iv) impair the validity, perfection or priority of the Lien of the Indenture or the Mortgages. After the indefeasible Payment in full of all Bond Obligations, the Owner Participant may create, incur, assume or suffer to exist any Owner Trustee Liens attributable to it or any of its Affiliates on or against any of the Facilities. The Owner Participant agrees to reimburse the Purchasers and the Indenture Trustee for all reasonable legal fees and expenses that may be incurred by the Purchasers and the Indenture Trustee as a result of the failure of the Owner Participant to discharge and satisfy any such Owner Trustee Lien.

                          (b)  The Owner Participant shall not take any action
to interrupt the Owner Trustee's, any Registered Owner's, or any Lessee's peaceable possession, use and enjoyment of the Facilities.

                          (c)  The Owner Participant shall comply with all of
the terms of the Trust Agreement applicable to it and, while any of the Bonds are outstanding or any Bond Obligations remain unpaid or the Lien of the Mortgages or the Indenture has not been satisfied and discharged, it shall not, without the prior written consent of Registered Owners of Outstanding Bonds representing 100% of the principal amount of Outstanding Bonds, take any action to (i) adversely affect the validity, perfection or priority of the Lien of the Indenture or the Mortgages, or any rights of the Indenture Trustee under the Indenture or the Mortgages or (ii) terminate or revoke the Trust Agreement or the trusts thereby created or cause, suffer or permit the Owner Trustee to transfer any interest in the Facilities.

                          (d)  The Owner Participant shall, at its expense,
cause to be promptly and duly taken, executed, acknowledged, delivered and recorded all such further acts, documents and assurances as the Owner Trustee, Indenture Trustee or the Required Bondowners from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the other Company Financing Documents and the transactions contemplated hereby and thereby provided that any amounts payable under this subsection (d) shall be limited to the amounts paid or payable to the Owner Participant from the Trust Estate.

                          (e)  The Owner Participant shall comply with all
laws, statutes, regulations, rules and orders and all restrictions imposed by any governmental or regulatory body, in each case to which it is subject. The Owner Participant shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent (i) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property and (ii) all claims for labor, material and supplies which, if unpaid might by law or otherwise become a Lien upon any of its property.

                          (f)  Upon becoming aware of any event which is, or
with notice or lapse of time or both would become, a default or Event of Default in the performance of any covenant, agreement or condition contained in any Company Financing Document, the Owner Participant shall promptly deliver an Officer's Certificate to the Owner Trustee identifying the event, its status and what action the Owner Participant is taking or proposes to take with respect thereto.

                          (g)  Neither the Owner Participant nor any of its
General or Limited Partners, shall take any steps to procure or obtain the commencement of any voluntary, involuntary bankruptcy or insolvency proceeding against the Owner Trustee or the Trust.

                          (h)  Without the prior consent of the Required
Bondowners, neither the Owner Participant, nor any of its General or Limited Partners, shall be a party to, or acquiesce in, any amendment, supplement or modification to any of the Company Financing Documents to which the Owner Participant is a party.

                 4.2 COVENANTS OF THE OWNER TRUSTEE. Each of the covenants of the Owner Trustee made or to be made by the Owner Trustee in the Indenture and the other Company Financing Documents shall be incorporated herein as if set forth in their entirety on which the Purchaser relies in purchasing the Bonds in accordance with this Agreement.

         SECTION 5.  EVENTS OF DEFAULT AND REMEDIES THEREFOR.

                 5.1.  NOTICE TO HOLDERS.   Whenever the Owner Trustee or Owner
Participant becomes aware that any event has occurred that is, or after notice or lapse of time or both would become, a default or Event of Default under any Company Financing Document, or if the Owner Trustee or Owner Participant is aware that Kmart, any Lessee, the Indenture Trustee or any Bondholder has either given any notice or taken any other action with respect to any such event, or the Owner Trustee or Owner Participant receives written notice from a third party concerning any such event, the Owner Trustee or Owner Participant, as the case may be, will give notice (or forward such third party notice) to the Indenture Trustee and all Registered Bondowners, no later than the earlier of the day that such notice has been given or such other action has been taken with respect to such event, such notice to be in writing and sent in the manner provided in the Indenture.

                 5.2. REMEDIES. The Owner Trustee shall pay to the Registered Owner or Owners of the Bonds all costs and expenses incurred by them in the collection of any Bond upon any default or Event of Default hereunder or thereon, including all fees, disbursements and other charges of each such holder's or holders' attorneys for all services rendered in connection therewith.

                 The rights and remedies expressly provided for in this Agreement and the other Company Financing Documents are cumulative and not exclusive of any rights or remedies which the Purchaser or any Bondholder would have at law, in equity or otherwise, including, without limitation, the rights and remedies provided for in the Indenture and the Mortgages.

         SECTION 6.  AMENDMENTS, WAIVERS AND CONSENTS

                 6.1. CONSENT REQUIRED. No term, covenant, agreement or condition of this Agreement may be amended or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), without consent in writing of the Required Bondowners, other than with respect to provisions requiring the approval of the Bondholders of a greater percentage of principal amount of Outstanding Bonds.

                 6.2. SOLICITATION OF HOLDERS. So long as there are any Bonds outstanding, neither the Owner Participant nor Owner Trustee will, directly or indirectly, solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Bonds or the other Company Financing Documents unless each Bondholder (irrespective of the amount of Bonds then owned by it) shall be informed thereof by the Owner Trustee, shall be afforded the opportunity to consider the same and shall be supplied with sufficient information to enable it to make an informed decision with respect thereto. Neither the Owner Participant nor the Owner Trustee will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bondholder as consideration for or as an inducement to entering into by any Bondholder of any waiver or amendment of any of the terms and provisions of this Agreement or the Bonds or the other Company Financing Documents unless such remuneration is concurrently offered, on the same terms, ratably to all Registered Owners.

                 6.3. EFFECT OF AMENDMENT OR WAIVER. Any such amendment or waiver shall apply equally to all of the Bondholders and shall be binding upon them, upon each future Bondholder and upon the Owner Participant and the Owner Trustee (and in the case of the Mortgages and the Indenture, the Indenture Trustee), whether or not such Bond shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

         SECTION 7.  INTERPRETATION OF AGREEMENT; DEFINITIONS

                 Unless the context otherwise requires, the capitalized terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.

                 "ACT" means the Securities Act of 1933, as amended.

                 "AFFILIATES" shall have the meaning assigned thereto in the Indenture.

                 "AGREEMENT" refers to this Bond Purchase Agreement among the Purchaser, the Owner Trustee and the Owner Participant dated the date hereof, as from time to time in effect.

                 "BONDHOLDER" means the Purchaser and each other Registered Owner (as defined in the Indenture).

                 "CLOSING DATE" shall have the meaning assigned thereto in
Section 1.1.

                 "COMPANY FINANCING DOCUMENTS" means the Leases, the Lease Guaranties, the Indenture, the Bonds, the Mortgages, the Assignments of Leases and Rents, the Bond Put Agreement, the Real Estate Transfer Documents, this

Agreement, the Trust Agreement and all other documents delivered upon the Closing Date and all amendments, modifications and supplements thereto and such other documents and instruments as are entered into after the date hereof and for the benefit of the Trustee or the Registered Owners.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

                 "EVENT OF DEFAULT" means an Event of Default as defined in
Section 7.01 of the Indenture and/or Section 5.01 of the Mortgages.

                 "FACILITY" and "FACILITIES" shall have the meaning assigned thereto in the Indenture.

                 "GENERAL PARTNER" means XXXXXXXXXX, a Michigan Corporation.

                 "IMPROVEMENTS" shall have the meaning assigned thereto in the Mortgages.

                 "INDEMNIFIED LIABILITIES" shall have the meaning assigned thereto in Section 8.5.

                 "INDEMNITEES" shall have the meaning assigned thereto in
Section 8.5.

                 "INDENTURE" shall have the meaning assigned thereto in the WHEREAS clause.

                 "KMART" shall have the meaning assigned thereto in the Indenture.

                 "LIMITED PARTNERS" means XXXXXXXXXX and XXXXXXXXXX.

                 "MORTGAGES" means, collectively, the mortgage/deed of trust, security agreement, assignment of leases and rents and fixture filing relating to each Facility, executed by the Owner Trustee and granting to the Indenture Trustee a valid first priority lien on such Facility to secure, among other things, the Bonds.

                 "OTHER PURCHASERS" shall have the meaning assigned thereto in
Section 1.2.

                 "OWNER PARTICIPANT" means XXXXXXXXXX, its successors and assigns.

                 "OWNER TRUSTEE" means XXXXXXXXXX, not in its individual capacity, except as otherwise specifically set forth herein, but solely as trustee under the Trust Agreement.

                 "OWNER TRUSTEE LIEN" shall have the meaning assigned thereto in the Indenture.

                 "PARTNERSHIP AGREEMENT" means the Agreement of Limited Partnership dated as of December 1, 1992, between the Limited Partners and the General Partner.

                 "PERMITTED ENCUMBRANCES" means those permitted encumbrances listed on Exhibit B to the Mortgages.

                 "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

                 "PLAN" means any United States "employee benefit plan," as defined in Section 3(3) of ERISA, or "plan," as defined in Section 4975 of the Internal Revenue Code of 1986, as amended.

                 "PURCHASE PRICE" shall have the meaning assigned thereto in
Section 1.1.

                 "PURCHASER" shall have the meaning assigned thereto in the first Paragraph hereof.

                 "REQUIRED BONDOWNERS" shall have the meaning assigned thereto in the Indenture.

                 "TRANSACTIONS" means the transactions contemplated by the Company Financing Documents.

                 "TRUST AGREEMENT" means that certain Trust Agreement, dated as of the date hereof, between the Owner Participant and the Owner Trustee.

                 "TRUST ESTATE" shall have the meaning assigned thereto in the Indenture.

         SECTION 8.  MISCELLANEOUS

                 8.1. REGISTERED BONDS. The Bonds are not transferable except as provided in the Section 2.05 of the Indenture.

                 8.2. EXCHANGE OF BONDS. Bonds may be exchanged by the Registered Owners thereof as provided in Section 2.06 of the Indenture.

                 8.3. LOSS, THEFT, ETC. OF BONDS. Mutilated, destroyed, lost or stolen Bonds may be replaced as provided in Section 2.07 of the Indenture.

                 8.4. DIRECT PAYMENTS. Direct payments of the Bonds shall be made in accordance with Section 2.03 of the Indenture.

                 8.5.  EXPENSES, DEED TAX, TRANSFER TAX, MORTGAGE RECORDING TAX
AND STAMP TAX INDEMNITY. Whether or not the transactions herein contemplated shall be consummated, the Owner Participant shall pay directly all of its and the Purchaser's out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the other Company Financing Documents, including but not limited to the fees, disbursements and other charges of Paul, Weiss, Rifkind, Wharton & Garrison, the Purchaser's special counsel, duplicating and printing costs and charges for shipping the Bonds, adequately insured to the Purchaser at the Purchaser's home office or at such other place as the Purchaser may designate on the signature pages hereof. The Owner Participant shall pay all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the other Company Financing Documents, including but not limited to the fees and expenses
of Kutak Rock,   XXXXXXXXXX and XXXXXXXXXX.  The Owner Participant also shall pay or cause to be paid all expenses relating to the performance of the Transactions, any title insurance premiums, mortgage recording taxes, filing or other recording fees, any action for the enforcement or collection of the Bonds or this Agreement and any amendments, waivers or consents pursuant to the provisions hereof (whether or not the same are actually executed and delivered), including, without limitation, any amendments, waivers or consents resulting from any workout, restructuring or similar proceedings relating to the performance by the Owner Participant and Owner Trustee of their obligations under this Agreement, the Bonds and the other Company Financing Documents. The Owner Participant shall pay, from amounts paid or payable to the Owner Participant from the Trust Estate, all initial and ongoing fees and all out-of-pocket expenses of the Owner Trustee, if any, and will pay and save the Purchaser harmless against any and all liability with respect to stamp, deed, transfer, mortgage recording and other similar taxes, if any, which may be payable or which may be determined to be payable in connection with the Owner Trustee's acquisition of the Facilities or the execution, delivery or enforcement of this Agreement or the Bonds or any other Company Financing Documents, whether or not any Bonds are then Outstanding. The Owner Participant shall protect and indemnify the Purchaser against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement, provided that any amounts payable under this sentence shall be limited to amounts paid or payable to the Owner Participant from the Trust Estate. Without limiting the foregoing, the Owner Participant shall pay the cost of obtaining a private placement number for the Bonds and authorizes the submission of such information to Standard & Poor's Corporation as may be necessary for the purpose of obtaining such number. In addition to the payment of expenses as aforesaid, whether or not the Transactions shall be consummated, the Owner Participant shall, to the fullest extent permitted by law, indemnify, pay and hold the Purchaser, and the officers, directors, agents and Affiliates of the Purchaser (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the Transactions, the Company Financing Documents or any transactions contemplated hereby or thereby or the use or intended use of the proceeds of any portion of the Bonds (including such as may result from the occurrence of a default or Event of Default) (all of the foregoing being collectively referred to as the "Indemnified Liabilities") other than to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; provided, however, that the "Indemnified Liabilities" shall not include a deficiency in the payment of principal, interest or Make-Whole Premium, if any, on the Bonds (it being agreed that the foregoing limitation shall not limit any rights of the Indemnitees against the Trust Estate or amounts paid or payable to the Owner Participant therefrom). To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Owner Participant will contribute the maximum portion which it is permitted to pay and satisfy under applicable law, subject to the limitation provided for herein, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

                 8.6. POWERS AND RIGHTS NOT WAIVED; REMEDIES CUMULATIVE. No delay or failure on the part of any Bondholder in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies of the Purchaser pursuant to this Agreement and the other Company Financing Documents are cumulative to, and are not exclusive of, any rights or remedies any such Purchaser would otherwise have, and no waiver or consent, given or extended pursuant to Section 6, shall extend to or affect any obligation or right not expressly waived or consented to.

                 8.7. NOTICES. All communications provided for hereunder shall be given in accordance with the provisions of Sections 13.04 and 13.05 of the Indenture and the instructions on the signature pages hereof.

                 8.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Owner Participant and the Owner Trustee and their respective successors and assigns and shall be binding upon and inure to the benefit of the Purchaser and its successors and assigns, including each successive Bondholder or Bondholders. Each such successive Bondholder or Bondholders shall have all rights and privileges of the Purchaser hereunder.

                 8.9. SURVIVAL OF COVENANTS AND REPRESENTATIONS. All covenants, representations and warranties made by the Owner Participant or the Owner Trustee herein and in any other Company Financing Document and in any certificates delivered pursuant hereto or thereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Bonds.

                 8.10. SEVERABILITY. Should any provision or provisions of this Agreement or any of the other Company Financing Documents for any reason be declared unenforceable by a court of competent jurisdiction (sustained on appeal, if any), such unenforceability shall not affect the enforceability of any other provision hereof or thereof, all of which shall remain in full force and effect as if this Agreement or such other Company Financing Document had been executed with the unenforceable provision thereof eliminated. It is hereby declared the intention of the parties hereto that they would have executed the remaining provisions of this Agreement and such other Company Financing Documents without including therein any such provision or provisions which may, for any reason, be hereafter declared unenforceable; provided that, if any provision of this Agreement or any of the other Company Financing Documents shall be unenforceable by reason of a final judgment of a court of competent jurisdiction based upon a court's ruling (sustained on appeal, if any) that such provision is unenforceable because of the excessive degree or magnitude of the obligation imposed thereby on the Owner Participant or Owner Trustee, that unenforceable obligation shall be reduced in magnitude or degree by the minimum degree or magnitude necessary in order to permit the provision to be enforceable by any Purchaser. In the event that the provisions of the immediately preceding sentence apply, the parties shall make appropriate adjustment to the provisions of this Agreement and the other Company Financing Documents to give effect to the benefits intended to be conferred upon the parties hereby.

                 8.11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, other than conflicts of law principles

                 8.12. SUBMISSION TO JURISDICTION. The Owner Participant and the Owner Trustee hereby consent to the jurisdiction of any state or federal court located within the County of New York, State of New York, and irrevocably agree that all actions or proceedings (except that actions and proceedings for the enforcement of the Mortgages and other Real Estate Transfer Documents may be brought in the jurisdiction in which the relevant Facility is located) relating to this Agreement, the Bonds and other Company Financing Documents may be litigated in such courts, and each of the Owner Participant and the Owner Trustee waive any objection which either such entity may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court, and waive personal service of any and all process upon it, and consent that all such service of process be made by registered or certified mail (return receipt requested) or messenger directed to it at its address set forth in the Indenture or to its agent referred to below at such agent's address set forth below and that service so made shall be deemed to be completed in accordance with Section 8.7 hereof. The Owner Participant and the Owner Trustee hereby irrevocably appoint [The Prentice Hall Corporation System, Inc., with an office on the date hereof at 15 Columbus Circle, New York, New York 10023 or CT Corporation System, 1633 Broadway, New York, New York 10019], as the agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this Section shall affect the right of any Bondholder to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Owner Participant or the Owner Trustee or to enforce a judgment obtained in the courts of any other jurisdiction.

         8.13 CAPTIONS. The descriptive headings of the various Sections or parts of this Agreement are for convenience only, and shall not affect the meaning or construction of any of the provisions hereof.

         8.14   COUNTERPARTS.   This Agreement may be executed  in any number of
counterparts, each executed counterpart constituting an original but all together only one agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                        Owner Trustee:

                                        XXXXXXXXXX




                                        By:  /s/
                                           --------------------------------
                                           Name:  XXXXXXXXXX
                                           Title:  ASSISTANT VICE PRESIDENT

                                        Owner Participant:

                                        XXXXXXXXXX

                                        By:  XXXXXXXXXX,
                                             its General Partner


                                             By: /s/
                                                ----------------------------
                                                Name:
                                                Title:

              [PURCHASER SIGNATURE PAGES INTENTIONALLY OMITTED]

                [EXHIBITS AND SCHEDULES INTENTIONALLY OMITTED]